UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Financial Statements and Exhibits.

We are filing this Current Report on Form 8-K to provide the following consents of Ernst & Young LLP, Deloitte & Touche LLP and BDO USA, LLP, which are each incorporated into this Item 8.01 by reference:

(i) the consent of Ernst & Young LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated March 13, 2019, with respect to the consolidated financial statements of Talos Energy Inc., included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020, and for the report dated March 9, 2018, with respect to the consolidated financial statements of Stone Energy Corporation, included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020;

(ii) consent of Deloitte & Touche LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 8, 2019, with respect to the consolidated balance sheets as of December 31, 2018 and 2017 and the related consolidated statements of operations, changes in members’ capital and cash flows for the three years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements of ILX Holdings, LLC and its subsidiaries included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020;

(iii) consent of Deloitte & Touche LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 8, 2019, with respect to the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in members’ capital and cash flows for the three years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements of ILX Holdings II, LLC and its subsidiaries included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020;

(iv) consent of BDO USA, LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 29, 2019, with respect to the consolidated financial statements of Castex Energy 2014, LLC and subsidiaries as of and for the years ended December 31, 2018 and 2017 included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020; and

(v) consent of BDO USA, LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 29, 2019, with respect to the consolidated financial statements of Castex Energy 2016, LP and subsidiary as of and for the years ended December 31, 2018 and 2017 included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020.

Additionally, we are providing the following consents of Netherland, Sewell & Associates, Inc., which are each incorporated into this Item 8.01 by reference:

(i) consent of Netherland, Sewell & Associates, Inc. to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated March 6, 2019, containing information relating to Talos Energy Inc.’s estimated reserves as of December 31, 2018, and of the reports dated February 7, 2018 and January 13, 2017, containing information relating to Talos Energy LLC’s estimated reserves as of December 31, 2017 and 2016, respectively, each as included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020; and

(ii) consent of Netherland, Sewell & Associates, Inc. to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated January 21, 2020, containing information relating to ILX Holdings, LLC’s estimated reserves as of December 31, 2018 and of the report dated January 21, 2020, containing information relating to ILX Holdings II, LLC’s estimated reserves as of December 31, 2018, each as included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on January 29, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Ernst & Young LLP.

23.3	Consent of Deloitte & Touche LLP.

23.4	Consent of Deloitte & Touche LLP.

23.5	Consent of BDO USA, LLP.

23.6	Consent of BDO USA, LLP.

23.7	Consent of Netherland, Sewell & Associates, Inc.

23.8	Consent of Netherland, Sewell & Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2020

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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